UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2022

Cellectar Biosciences, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-36598	04-3321804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Campus Drive, Florham Park, NJ, 07932

(Address of Principal Executive Offices) (Zip Code)

(608) 441-8120

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	CLRB	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 29, 2022, Cellectar Biosciences, Inc. (the “Company”) entered into indemnification agreements (the “Indemnification Agreements”) with each of its directors and executive officers. The Indemnification Agreements provide for indemnification of the directors and executive officers of the Company to the fullest extent permitted under Delaware law as such law may be amended from time to time (but in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than were permitted prior thereto), against all expenses and losses incurred in connection with their service as a director or executive officer on behalf of the Company.

The foregoing description of the Indemnification Agreements is a general description only and is qualified in its entirety by reference to the form of the Indemnification Agreement, which is filed as Exhibit 10.1, and incorporated herein by reference.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 29, 2022, the board of directors (the “Board”) of the Company adopted the Amended and Restated By-Laws of the Company (the “By-Laws”), effective immediately. The By-Laws, among other things:

•	Reflect the current name of the Company;

•	Enhance the procedural mechanics for the calling of special meetings of stockholders;

•	Enhance the procedural mechanics in connection with stockholder nominations of directors and submissions of stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended) at stockholder meetings and add eligibility requirements for director nominees;

•	Clarify the powers of the chair of stockholder meetings;

•	Clarify that stockholders are not permitted to act by written consent in lieu of stockholder meetings;

•	Provide that directors may only be removed for cause by the vote of the holders of a majority of the shares entitled to vote at an election of directors;

•	Permit a stockholder meeting to be postponed, rescheduled or cancelled, regardless of whether a quorum is present at such meeting;

•	Permit directors to hold a special meeting of the Board with 24 hours’ notice or less, if the person(s) calling such meeting deem necessary or appropriate under the circumstances;

•	Provide that the By-Laws may be amended by a majority of the voting power of the outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class;

•	Include an exclusive forum provision;

•	Outline Board procedures in the event of an emergency as referred to in Section 110 of the Delaware General Corporation Law (the “DGCL”); and

•	Make various other updates, including ministerial and conforming changes, as well as changes to reflect updates to the DGCL.

The foregoing summary of the By-Laws does not purport to be complete and is qualified in its entirety by reference to the complete text of the By-Laws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01.	Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Cellectar Biosciences, Inc., effective as of November 29, 2022
10.1	Form of Indemnification Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLECTAR BIOSCIENCES, INC.

Date: December 2, 2022	By:	/s/ Chad J. Kolean
Chad J. Kolean
Chief Financial Officer